UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): July 20, 2006


                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


         California                      0-21423                 33-0485615
         ----------                      -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

             16162 Beach Boulevard
                   Suite 100
         Huntington Beach, California                              92647
         ----------------------------                              -----
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (714) 848-3747
                                                           --------------

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On July 20, 2006, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled, "BJ's Restaurants, Inc. Announces Date for Second Quarter 2006 Earnings Release and Conference Call." The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1. The information in this Form 8-K and Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Exhibits

          Exhibit No.   Description

            99.1        Press Release dated July 20, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BJ'S RESTAURANTS, INC.
July 20, 2006                                   (Registrant)


                                                By: /s/ GERALD W. DEITCHLE
                                                    ----------------------------
                                                    Gerald W. Deitchle
                                                    Chief Executive Officer,
                                                    President and Director

                                                By: /s/ GREGORY S. LEVIN
                                                    ----------------------------
                                                    Gregory S. Levin
                                                    Chief Financial Officer